UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 20, 2010

CENTERPOINT ENERGY, INC.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-31447 (Commission File Number)	74-0694415 (IRS Employer Identification No.)

1111 Louisiana Houston, Texas (Address of principal executive offices)	77002 (Zip Code)
Registrant’s telephone number, including area code: (713) 207-1111

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On January 20, 2010, the Compensation Committee of the Board of Directors of CenterPoint Energy, Inc. (the “Company”) approved new forms of agreement for qualified performance awards and restricted stock unit awards under the CenterPoint Energy, Inc. 2009 Long Term Incentive Plan. The terms of the new forms of agreement are substantially the same as those of the forms of agreement for performance share awards and stock awards under the Company’s previous long term incentive plan. Forms of agreement for qualified performance awards and restricted stock unit awards with performance goals are attached hereto as Exhibits 10.1 and 10.2, respectively and are incorporated by reference herein.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     Effective January 1, 2010, the Texas Business Corporations Act (“TBCA”) ceased to apply to Texas corporations, and the Texas Business Organizations Code (“TBOC”) became applicable to all Texas corporations, including the Company. Accordingly, on January 21, 2010, the Board of Directors of the Company amended and restated the Company’s Amended and Restated Bylaws to update references to the TBCA in the Bylaws to the corresponding provisions of the TBOC and to make other minor changes to conform the Bylaws to the terminology of the TBOC and to clarify the dates on which certain advance notices must be received. A copy of the Company’s Amended and Restated Bylaws is attached as Exhibit 3.1 and incorporated in this Item 5.03 by reference.
Item 9.01 Financial Statements and Exhibits.
     The exhibits listed below are filed herewith.
          (d) Exhibits.

3.1	Amended and Restated Bylaws of CenterPoint Energy, Inc.

10.1	Form of Qualified Performance Award Agreement for 20XX — 20XX Performance Cycle under the Long-Term Incentive Plan of CenterPoint Energy, Inc.

10.2	Form of Restricted Stock Unit Award Agreement (With Performance Goal) under the Long-Term Incentive Plan of CenterPoint Energy, Inc.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.
Date: January 26, 2010	By:	/s/ Walter L. Fitzgerald
Walter L. Fitzgerald
Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	EXHIBIT DESCRIPTION

3.1	Amended and Restated Bylaws of CenterPoint Energy, Inc.

10.1	Form of Qualified Performance Award Agreement for 20XX — 20XX Performance Cycle under the Long-Term Incentive Plan of CenterPoint Energy, Inc.

10.2	Form of Restricted Stock Unit Award Agreement (With Performance Goal) under the Long-Term Incentive Plan of CenterPoint Energy, Inc.